UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     June 29, 2006
                                                --------------------------------

        J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7
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                         (Exact name of issuing entity)

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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            (Exact name of the depositor as specified in its charter)

     JPMorgan Chase Bank, N.A., Capmark Finance Inc., LaSalle Bank National Association, Eurohypo AG, New York Branch and Nomura Credit & Capital, Inc.
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            (Exact names of sponsors as specified in their charters)


     Delaware                 333-130786-02               13-3789046
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(State or other         (Commission File Number    (IRS Employer Identification
jurisdiction               of issuing entity)             No. of depositor)
of incorporation
of depositor)

            270 Park Avenue
            New York, New York                                    10017
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(Address of principal executive offices of depositor)    (Zip Code of depositor)



Depositor's telephone number, including area code      (212) 834-9280
                                                 -------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On June 29, 2006, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, Capmark Finance Inc., as master servicer no. 1, Wachovia Bank, National Association, as master servicer no. 2, LNR Partners, Inc., as special servicer, Wells Fargo Bank, N.A., as trustee and LaSalle Bank National Association, as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP7 (the "Certificates"). The Class A-1, Class A-2, Class A-3A, Class A-3FL, Class A-3B, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C, Class D and Class E Certificates, having an aggregate initial principal amount of $3,639,475,000, were sold to J.P. Morgan Securities Inc., Nomura Securities International, Inc., LaSalle Financial Services, Inc., Capmark Securities Inc., Deutsche Bank Securities Inc., EHY Securities (USA), LLC and Wachovia Capital Markets, LLC (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of June 23, 2006, by and among the Company and the Underwriters.

      On June 29, 2006, the Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class NR, Class R, Class S and Class LR Certificates (collectively, the "Private Certificates") were sold to J.P. Morgan Securities Inc., as initial purchaser, pursuant to a Certificate Purchase Agreement, dated as of June 23, 2006, by and between the Depositor and J.P. Morgan Securities Inc. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. The net proceeds of the sale and placement, as applicable, of the Private Certificates were applied to the purchase of the mortgage loans by the Depositor from JPMorgan Chase Bank, N.A., Capmark Finance Inc., LaSalle Bank National Association, Eurohypo AG, New York Branch and Nomura Credit & Capital, Inc..

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 1 Underwriting Agreement, dated as of June 23, 2006, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor and J.P. Morgan Securities Inc., for itself and as representative of Nomura Securities International, Inc., LaSalle Financial Services, Inc., Capmark Securities Inc., Deutsche Bank Securities Inc., EHY Securities (USA), LLC and Wachovia Capital Markets, LLC, as underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of June 1, 2006, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Capmark Finance Inc., as master servicer no. 1, Wachovia Bank, National Association, as master servicer no. 2, LNR Partners, Inc., as special servicer, Wells Fargo Bank, N.A., as trustee and LaSalle Bank National Association, as paying agent.

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of June 29, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of June 29, 2006 (included as part of Exhibit 5).

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of June 1, 2006 between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by JPMorgan Chase Bank, National Association.

Exhibit 10.2 Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between Capmark Finance Inc. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by Capmark Finance Inc.

Exhibit 10.3 Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between LaSalle Bank National Association and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by LaSalle Bank National Association.

Exhibit 10.4 Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between Eurohypo AG, New York Branch and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by Eurohypo AG, New York Branch.

Exhibit 10.5 Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between Nomura Credit & Capital, Inc. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by Nomura Credit & Capital, Inc.

Exhibit 10.6 ISDA Master Agreement, dated as of June 29, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7.

Exhibit 10.7 Schedule to the ISDA Master Agreement, dated as of June 29, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7.

Exhibit 10.8 Confirmation for U.S. Dollar Interest Rate Swap Transaction under 1992 Master Agreement, dated as of June 29, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7.

Exhibit 23     Consent of Cadwalader, Wickersham & Taft LLP (included as part of
               Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 14, 2006                   J.P. MORGAN CHASE COMMERCIAL
                                            MORTGAGE SECURITIES CORP.



                                       By:    /s/ Charles Y. Lee
                                          ---------------------------------
                                          Name:   Charles Y. Lee
                                          Title:  Vice President

                              INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.      Description                                     Electronic (E)
-----------      -----------                                     --------------

1                Underwriting Agreement, dated as of June 23,           (E)
                 2006, by and among J.P. Morgan Chase Commercial
                 Mortgage Securities Corp., as depositor and J.P.
                 Morgan Securities Inc., for itself and as representative of Nomura Securities
                 International, Inc., LaSalle Financial Services,
                 Inc., Capmark Securities Inc., Deutsche Bank
                 Securities Inc., EHY Securities (USA), LLC and
                 Wachovia Capital Markets, LLC, as underwriters.

4                Pooling and Servicing Agreement, dated as of           (E)
                 June 1, 2006, by and among J.P. Morgan Chase
                 Commercial Mortgage Securities Corp., as depositor, Capmark Finance Inc., as master servicer no. 1, Wachovia Bank, National
                 Association, as master servicer no. 2, LNR
                 Partners, Inc., as special servicer, Wells Fargo
                 Bank, N.A., as trustee and LaSalle Bank National
                 Association, as paying agent.

5                Legality Opinion of Cadwalader, Wickersham & Taft      (E)
                 LLP, dated as of June 29, 2006.

8                Tax Opinion of Cadwalader, Wickersham & Taft LLP,      (E)
                 dated as of June 29, 2006 (included as part of Exhibit 5).

10.1             Mortgage Loan Purchase Agreement, dated as of          (E)
                 June 1, 2006 between JPMorgan Chase Bank,
                 National Association and J.P. Morgan Chase
                 Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by JPMorgan Chase Bank, National Association.

10.2             Mortgage Loan Purchase Agreement, dated as             (E)
                 of June 1, 2006, between Capmark Finance
                 Inc. and J.P. Morgan Chase Commercial
                 Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by Capmark Finance Inc.

10.3             Mortgage Loan Purchase Agreement, dated as of          (E)
                 June 1, 2006, between LaSalle Bank National
                 Association and J.P. Morgan Chase Commercial
                 Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by LaSalle
                 Bank National Association.

10.4             Mortgage Loan Purchase Agreement, dated as of          (E)
                 June 1, 2006, between Eurohypo AG, New York
                 Branch and J.P. Morgan Chase Commercial Mortgage
                 Securities Corp., relating to the mortgage loans sold to the depositor by Eurohypo AG, New York
                 Branch.

10.5             Mortgage Loan Purchase Agreement, dated as of          (E)
                 June 1, 2006, between Nomura Credit & Capital,
                 Inc. and J.P. Morgan Chase Commercial Mortgage
                 Securities Corp., relating to the mortgage loans sold to the depositor by Nomura Credit & Capital, Inc.

10.6             ISDA Master Agreement, dated as of June 29, 2006,      (E)
                 between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage
                 Securities Trust 2006-LDP7.

10.7             Schedule to the ISDA Master Agreement, dated as        (E)
                 of June 29, 2006, between JPMorgan Chase Bank,
                 National Association and J.P. Morgan Chase
                 Commercial Mortgage Securities Trust 2006-LDP7.

10.8             Confirmation for U.S. Dollar Interest Rate Swap        (E)
                 Transaction under 1992 Master Agreement, dated as of June 29, 2006, between JPMorgan Chase Bank,
                 National Association and J.P. Morgan Chase
                 Commercial Mortgage Securities Trust 2006-LDP7.

23               Consent of Cadwalader, Wickersham & Taft LLP           (E)
                 (included as part of Exhibit 5).